HOMELAND SECURITY CAPITAL CORPORATION

OTB: HOMS

Investor Presentation

October 2008

Forward-looking Statements

This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about Homeland Security Capital Corporation. Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words "believes," "expects," "intends," "may," "will," "should" or comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of Homeland Security Capital Corporation's management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.

We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions. This presentation should be read in conjunction with our Annual Report filed on Form 10-K, specifically the section titled "Risk Factors" included in that report. We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company

We are an international consequence management company providing radiological, nuclear, environmental, disaster relief, and security solutions.

www.hscapcorp.com

Our Divisions



Homeland Security Capital Corporation
(93% Ownership)
Security Systems Integration
(Nexus Technologies Group)
(100% Ownership)
Environmental Remediation
(Safety and Ecology Corporation)
(51% Ownership)
Nuclear/ Radiological Detection
(Polimatrix)

Our Strategy

Enhance Operating Performance:

- Provide value added services
  - Marketing, Commercial/Government, Legal, Financial
- Pursue cross selling opportunities
- Implement technology (utilize our technology platform)

Pursue Acquisitions:

- CBRNE*, environmental, disaster, security solutions
- Complementary businesses
  - Geography
  - Market presence
  - Breadth of solutions

* CBRNE: Chemical, biological, radiological, nuclear, explosive

Management Team

- C. Thomas McMillen – Chairman/CEO
  - Rhodes Scholar
  - 1972 Munich Olympian (start of modern terrorism)
  - US Congressman (1987–1993)
  - Presidential appointee (1993-1998)
  - Co-Founder/CEO of Global Secure Corp (first responder consolidation) (2003-2004)
  - Vice Chairman Fortress International Group (mission critical firm) (January 2007 – Present)
  - Chairman/Co-CEO of Secure America Acquisition Corporation (homeland security SPAC) (2007 – Present)

Management Team (cont.)

- **Christopher Leichtweis, CIH – President**
  - Project Manager for Bechtel (1984 – 1991)
  - Founding CEO - Safety and Ecology Corp. (1991 – Present)
  - Southeast Entrepreneur of the Year (2005 - Ernst & Young)
  - Professional Technical Certification

- **Michael Brigante – CFO and VP of Finance**
  - 25 year financial executive
  - Public company CFO experience

Directors

Zev Kaplan

- 25 year lawyer currently General Counsel to Global Cash Access (NYSE-GCA)

Phil McNeill

- Managing Partner of SPP Mezzanine
- Previously Managing Director of $4.5B Allied Capital Company

Brian Griffin

- Rhodes Scholar
- Chairman, Clean Energy Systems
- Presidential Appointee, Southern States Energy Board
- Previously Oklahoma Secretary of Environment

Safety and Ecology Corporation (SEC)

Environmental Remediation Division
CY 2007 Revenue - $50.9M
CY 2007 EBITDA - $4.3M



Profile:

SEC is a leading niche government and commercial provider of global environmental, hazardous and radiological infrastructure remediation and advanced construction service.



Approximately 400 Engineers/Employees
– 150 with federal security clearances
– US and UK operations

Top 20 Nuclear Waste Management Company
– Leading "Mid-Major" company
– environmental remediation and construction

Customer List:

- FEMA
- Army Corps of Engineers
- Bechtel Companies
- UK Government

Safety and Ecology Corporation (SEC)

Environmental Remediation Division

- Strong Financial Outlook
  - –Historical CAGR – approximately 26%



- Significant Infrastructure Investments
  - –Increasing margins
  - –Offer a more complete capability/solution to clients



- Other Key Discriminators
  - –Largest radiological protection contract in US in past 10 years
  - –NRC Mobile D&D Rad Material License
  - –Broad geographic coverage in key markets
  - –Demonstrated ability to complete complex projects



- Large Market – Nuclear Services Market ($250B - $300B)*

*Estimated DOE expenditures over several decades according to International Atomic Energy Agency.

Safety and Ecology Corporation (SEC) (Cont.)

Environmental Remediation Division

SEC organizes its core capabilities and service offerings into four business areas:


Construction, Remediation & Demolition
Environmental Services
Environmental Technologies
CBRN-E Response

- Facility D&D, Demolition and Site Closure
- Federal Facility Advanced Construction
- Waste Management
- Environmental Safety and Health
- Emergency Response
- Threat Reduction/Security
- Environmental Engineering/ Consulting
- Environmental & Instrumentation Technology

Polimatrix, Inc.

Nuclear/Radiological Detection Division
CY 2007 Revenues: $245,000
CY 2008 Revenues (e): $4.0M

Profile:

A leading system integrator and total solutions provider delivering advanced radiation and nuclear protection and detection products and services.



RadFlash™

THREAT:

"Decontamination costs alone – Hiroshima-size nuclear bomb on NYC – approximately $4 trillion"
- *Pacific Northwest National Laboratory*

"The biggest threat we face" (nuclear threat)
- *Vice President Dick Cheney*

"Total nuclear and radiological security market is $13.5 billion over the next five years"
- *Civitas Group Nuclear & Radiological Security Market Report*

Polimatrix, Inc. (Cont.)

Nuclear/Radiological Detection Division

- Personal size
- Low cost
- Easy to use
- Random
- Layered
- Networked

- Force multiplier
- Minimal footprint
- Disrupts radiation threat 'battle rhythm'


Map
Satellite
Hybrid
Legend
Alarm
radiation level > 100.0 µR/h
Warning
radiation level 30.0 - 100.0 µR/h
Normal
radiation level < 30.0 µR/h
Edit...
Group reading
Stale data
Offline

Polimatrix, Inc. (Cont.)

Nuclear/Radiological Detection Division

ILEAS Award:

Illinois Law Enforcement Alarm System

(22,000 state-wide, instrument procurement)


POLIMASTER

$18M base contract over 3 years
(largest in the world)

Nexus Technologies Group

Security Integration Division
CY 2007 Revenue - $12.4M
CY 2007 EBITDA - $ 0.7M

Profile:

Nexus Technologies Group, based in Hawthorne, NY is a security integration company providing highly engineered electronic security solutions for corporate and government security markets. Led by management with 50 years of combined experience.

Customer List

American Express
Latham & Watkins
The American Red Cross
The Consulate of Belgium
New York City- Office of Emergency Management
Steiner Studios
Exelon Energy
MasterCard International
National Basketball Association
National Basketball Players Association
National Hockey League

Other Holdings

Company	Shares	Description	Approx Value
Vuance (NASDAQ "VUNC")	692,660	Shares received – previous subsidiary sale	$956K*
Secure America Acquisition Corporation (AMEX "HLD")	325,000	Shares received – previous Special Purpose Acquisition Corporation (SPAC) IPO	$2.6M**
		TOTAL	**$3.9M**

* As of October 20, 2008

** Assumes business combination completed at trust value ($8.00)

Homeland Security Capital Corporation Consolidated Funded Backlog

Safety and Ecology Corp	to June 30, 2008:	37.9 M
	July 1-September 30, 2008	52.8M
Subtotal:		90.7M
Nexus	to June 30, 2008:	1.5M
	July 1-September 30, 2008	806.5K
Subtotal:		2.3 M
Polimatrix	to June 30, 2008:	3.3M
	July 1-September 30, 2008	1.5M
Subtotal:		4.8M
Totals:	**to June 30, 2008:**	**42.7M**
	July 1-September 30, 2008	**55.1M**
GRAND TOTAL:		**97.8M**

Summary

- Experienced proven management
- World-class board of directors
- $72 M in revenue for FY2009 assuming no further acquisitions
- High growth sectors
- Many acquisition targets for complementary businesses

HOMELAND SECURITY CAPITAL CORPORATION

Thank you!